Quarterly and Full Year Results December 31, 2015 ACI Worldwide February 25, 2016 Exhibit 99.2

Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

2015 IN REVIEW Phil Heasley Chief Executive Officer

2015 in Review Total sales bookings up 19% from 2014, FX adjusted Net new bookings (SNET) up 8% for the year, FX adjusted Merchant retailer sales bookings nearly doubled in 2015 Cash flows from operations of $183 million, up 23% for the year 60-month backlog grew to $4.3 billion Acquisition of PAY.ON enhances retailer offering and global connectivity CFS divesture Accelerating organic growth in 2016

FINANCIAL REVIEW Scott Behrens Chief Financial Officer

Key Takeaways from the Quarter Sales Bookings Q4 net new sales bookings up 10% over Q4 2014, FX adjusted Strong growth in new account and new application sales Key Universal Payments (UP) sale to one of Australia’s largest banks as part of a broader next-generation/modernization project Q4 total sales bookings up 14% over Q4 2014, FX adjusted Backlog 12-month backlog of $918 million, up $27 million from Q3 2015, after adjusting for FX fluctuations 60-month backlog of $4.3 billion, up $110 million from Q3 2015, after adjusting for FX fluctuations Backlog growth excludes PAY.ON acquisition, which contributed $12 million and $57 million to the 12-month and 60-month backlogs, respectively Revenue Growth Revenue of $309 million, up 8% over Q4 2014, or 7% organically, FX adjusted Adjusted EBITDA Adjusted EBITDA of $115 million, up 8% from Q4 2014

Key Takeaways from the Year Sales Bookings 2015 new sales bookings up 8% over 2014 or 11% excluding CFS business, FX adjusted Total sales bookings up 19% over 2014 or 21% excluding CFS business, FX adjusted Revenue Growth Revenue up 5% over 2014 or 7% excluding CFS business, FX adjusted Adjusted EBITDA Adjusted EBITDA of $260 million, flat with 2014 or up 2% excluding CFS business Operating Free Cash Flow Operating free cash flow of $143 million, up 6% over 2014 or up 8% excluding CFS business GAAP cash flows from operating activities up 23% over 2014 Debt and Liquidity Ended the year with $102 million in cash and $939 million in debt Received cash proceeds of $35 million and recognized a $24 million gain on the sale of Yodlee $200 million of proceeds expected from sale of CFS business $138 million remaining on share buy-back authorization

2016 Guidance Guidance 2015 pro forma adjusted to exclude CFS business and reflect a full-year impact of PAY.ON acquisition and fx rate changes 2016 guidance excludes any contribution from CFS business Net new sales growth expected to be in the upper single digits Revenue and margin phasing by quarter consistent with seasonal history Q1 non-GAAP revenue expected to represent $205 to $215 million, excluding CFS CFS may contribute up to $23 million of incremental revenue in Q1 2016

2016 Guidance Other Guidance Assumptions Interest expense of $42 million and cash interest of $36 million Capital expenditures to be $50-$60 million, excluding one-time investments in EMEA data center of $20 million and cyber security of $5 million Depreciation and amortization expected to approximate $95-$100 million Non-cash compensation expense of approximately $48 million including $6 million related to acquisition of PAY.ON Pass through interchange revenues to approximate $140 million GAAP tax rate of 35% and cash taxes paid of $25-$30 million Diluted share count to approximate 120 million (excluding future share buy-back activity) These metrics exclude approximately $15 million in one-time integration related expenses for PAY.ON, the CFS divestiture, data center and facilities consolidation, and bill payment platform rationalization CFS transaction completed in Q1 2016. ACI and Fiserv will be operating under a Transition Services Agreement through the remainder of 2016. Financial impact of this agreement will be separately disclosed from the ongoing business operations.

APPENDIX

Monthly Recurring Revenue Backlog as Contributor of Revenue (thousands) Quarter Ended December 31, % Growth 2015 2014 Revenue from Backlog $0 $,268,586 -100.0% Revenue from Sales 0 21,638 -100.0% Total Revenue $0 $,290,224 -100.0% Revenue from Backlog #DIV/0! 0.92544379513754893 Revenue from Sales #DIV/0! 7.455620486245107E-2 Reconciliation of Operating Free Cash Flow (millions) Quarter Ended December 31, Reconciliation of Operating Free Cash Flow (millions) Year Ended December 31, 2015 2014 2015 2014 Net cash provided by operating activities $63.2 $77 Net cash provided by operating activities $182.2 $149 Payments associated with acquired opening balance sheet liabilties 0 0.2 Payments associated with acquired opening balance sheet liabilties 0.1 4.8 Net after-tax payments associated with employee-related actions 2 1.5 Net after-tax payments associated with employee-related actions 5 6.3 Net after-tax payments associated with lease terminations 0 0 Net after-tax payments associated with lease terminations 0.3 1 Net after-tax payments associated with significant transaction related expenses 1.1000000000000001 1.8 Net after-tax payments associated with significant transaction related expenses 3.3 8.1 Less capital expenditures -18.100000000000001 -8.9 Less capital expenditures -49.7 -34.9 Operating Free Cash Flow $48.199999999999996 $71.599999999999994 $-23.4 Operating Free Cash Flow $141.19999999999999 $134.30000000000001 -0.32681564245810057 $6.8999999999999773 Quarter Ended Backlog 60-Month (millions) December 31, December 31, 2015 2014 Americas $3,081 $3,014 EMEA 899 855 Asia/Pacific 318 291 Backlog 60-Month $4,298 $4,160 $138 3.3173076923076923E-2 Deferred Revenue $171 $181.03137058999999 Other 4127 3978.9686294100002 Backlog 60-Month $4,298 $4,160 Quarter Ended Year Ended Monthly Recurring Revenue (millions) December 31, Monthly Recurring Revenue (millions) December 31, 2015 2014 2015 2014 Monthly Software license fees $20.6 $22.852897859999999 Monthly Software license fees $76.900000000000006 $91.7 Maintenance fees 63 67.420774129999998 Maintenance fees 241.9 256 Processing services 117 112.56627300999999 Processing services 446.1 419.4 Monthly Recurring Revenue $200.6 $202.839945 $-2.2399450000000058 Monthly Recurring Revenue $764.90000000000009 $767.09999999999991 -1.1042918592785094E-2 EPS impact of non-cash and signficant transaction related items Quarter Ended EPS impact of non-cash and signficant transaction related items YTD Diluted Shares Outstanding (adjusted for split) (millions) December 31, (millions) December 31, QTD 2015 2014 2015 2014 2015 120.167 EPS Impact $ in Millions(Net of Tax) EPS Impact $ in Millions(Net of Tax) EPS Impact $ in Millions(Net of Tax) EPS Impact $ in Millions(Net of Tax) 2014 117.033 Significant transaction related expenses $0.03 $3.8 $3.503285398135568E-2 $4.0999999999999996 Significant transaction related expenses $0.08 $9.8000000000000007 $0.13 $14.9 Deferred revenue fair value adjustment 0 0.1 1.7089197064075945E-3 0.2 Deferred revenue fair value adjustment 0 0.5 0.01 1.2 YTD Amortization of acquisition-related intangibles 0.03 3.8 3.503285398135568E-2 4.0999999999999996 Amortization of acquisition-related intangibles 0.13 14.9 0.14000000000000001 16 2015 118.919 Amortization of acquisition-related software 0.04 4.8 3.503285398135568E-2 4.0999999999999996 Amortization of acquisition-related software 0.14000000000000001 16.8 0.12 14.5 2014 116.771 Non-cash equity-based compensation 0.04 5.4 -1.5380277357668351E-2 -1.8 Non-cash equity-based compensation 0.1 11.9 0.06 7.2 Total $0.14000000000000001 $17.899999999999999 $9.1427204292806291E-2 $10.699999999999998 Total $0.45000000000000007 $53.9 $0.46 $53.800000000000004 * Tax Effected at 35% * Tax Effected at 35% Quarter Ended Year Ended Adjusted EBITDA (millions) December 31, Adjusted EBITDA (millions) December 31, 2015 2014 2015 2014 Net income $43.8 $46.4 Net income $85.4 $67.599999999999994 Plus: Plus: Income tax expense 18.899999999999999 23.3 Income tax expense 27.9 31.2 Net interest expense 10.1 10.7 Net interest expense 41 39.200000000000003 Net other expense (income) 1.3 -1.1000000000000001 Net other expense (income) -26.4 0.2 Depreciation expense 5.7 5.4 Depreciation expense 21.7 20.5 Amortization expense 20.8 18 Amortization expense 75.8 66.2 Non-cash compensation expense 8.3000000000000007 -2.7 Non-cash compensation expense 18.399999999999999 11 Adjusted EBITDA $108.89999999999999 $100.00000000000001 $8.8999999999999773 Adjusted EBIDTA $243.79999999999998 $235.89999999999998 $7.9000000000000057 Deferred revenue fair value adjustment 0.1 0.3 8.899999999999976E-2 Deferred revenue fair value adjustment 0.7 1.8 3.3488766426451912E-2 Employee related actions 2.4 3.4 Employee related actions 6.3 10.4 Significant transaction related expenses 3.4 2.9 Significant transaction related expenses 8.6999999999999993 12.5 Adjusted EBITDA excluding significant transaction related expenses $114.8 $106.60000000000002 $8.1999999999999744 Adjusted EBIDTA excluding one-time transaction expenses $259.5 $260.60000000000002 $-1.1000000000000227 7.7% -0.4% Quarter Ended Year Ended Non-GAAP Operating Income (millions) December 31, Non-GAAP Operating Income (millions) December 31, 2015 2014 2015 2014 Operating income $74 $79.3 Operating income $127.9 $138.19999999999999 Plus: Plus: Deferred revenue fair value adjustment 0.1 0.3 Deferred revenue fair value adjustment 0.7 1.8 Employee related actions 2.4 3.4 Employee related actions 6.3 10.4 Significant transaction related expenses 3.4 2.9 Significant transaction related expenses 8.6999999999999993 12.5 Non-GAAP Operating Income $79.900000000000006 $85.9 $-6 Non-GAAP Operating Income $143.6 $162.9 -6.9848661233993012 $-19.300000000000011 -0.11847759361571523 Recurring Revenue Q4 2015 Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013 Q3 2013 Q2 2013 Q1 2013 Q4 2012 Q3 2012 Q2 2012 Q1 2012 YTD 2012 Q4 2011 Q3 2011 Q2 2011 Q1 2011 Q4 2010 Q3 2010 Q2 2010 Q1 2010 Total 2010 Q4 2009 Q3 2009 Q2 2009 Q1 2009 Total 2009 Monthly Software license fees $20.6 $18.399999999999999 $18.600000000000001 $19.2 $22.852897859999999 $21.812064770000003 $22.989802509999997 $23.279385659999999 $23.378741270000006 $22.1 $21.9 $24.7 $21.4 $24.7 $24.5 $25.5 $96.1 $26.1 $23.5 $31.4 $31.2 $32.5 $29.2 $20.3 $19.600000000000001 $101.6 $17.899999999999999 $19.2 $16.8 $17.399999999999999 $71.299999999999983 Maintenance fees 63 59.3 60.1 59.5 67.420774129999998 63.764221540000008 62.309352029999999 60.998535520000004 60.333193139999992 60.5 57.8 58.6 54.699999999999996 47.6 49.4 42.1 193.79999999999998 38.299999999999997 36.5 35.6 33.5 $34.4 32.5 34.200000000000003 33.4 $134.5 35.799999999999997 33.299999999999997 31.9 29.9 $130.9 Processing services 117 103.4 115.4 110.3 112.56627300999999 100.03325805 105.58523129 101.38013619 91.897730510000002 68.400000000000006 68.599999999999994 35.299999999999997 32.9 33 31.4 21.3 118.60000000000001 14.3 12.75 14.1 12.6 $13.700000000000001 13.7 10.5 10.3 $48.2 10.200000000000003 10.4 11.1 10.1 $41.800000000000004 Monthly Recurring Revenue $200.6 $181.1 $194.10000000000002 $189 $202.839945 $185.60954436000003 $190.88438582999999 $185.65805736999999 $175.60966492 $151 $148.29999999999998 $118.6 $109 $105.3 $105.30000000000001 $88.899999999999991 $408.5 $78.7 $72.75 $81.099999999999994 $77.3 $80.600000000000009 $75.400000000000006 $65 $63.3 $284.3 $63.9 $62.9 $59.800000000000004 $57.4 $244 0.6499544772661735 $17.799999999999997 418.42399999999998 405.755 $-2.2399450000000058 0.18474083704567615 0.70066912299293915 -1.1042918592785094E-2

Historic Sales Bookings By Quarter

Sales Bookings, Net of Term Extensions (SNET)

Non-GAAP Operating Income

Adjusted EBITDA

Operating Free Cash Flow * Tax effected at 35%

60-Month Backlog

Backlog as a Contributor of Quarterly Revenue Backlog from monthly recurring revenues and project go-lives continues to drive current quarter GAAP revenue Revenue from current quarter sales consistent with prior quarters

EPS Impact of Non-Cash and Significant Transaction Related Items

Historical Financials from CFS Operations

Contract Duration Metric Represents dollar average remaining contract life (in years) for term license software contracts Excludes perpetual contracts (primarily heritage S1 licensed software contracts) Excludes all hosted contracts as both cash and revenue are ratable over the contract term

Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries related to the acquisition of Online Resources Corporation and significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by Online Resources if not for GAAP purchase accounting requirements. Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue. Non-GAAP operating income: operating income plus deferred revenue that would have been recognized in the normal course of business by Online Resources if not for GAAP purchase accounting requirements and significant transaction related expenses. Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income. Adjusted EBITDA: net income plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by Online Resources if not for GAAP purchase accounting requirements and significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income.

Non-GAAP Financial Measures ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus payments associated with acquired opening balance sheet liabilities, net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with significant transaction related expenses and less capital expenditures. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. ACI also includes backlog estimates, which include all license, maintenance, services, and hosting specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.

Non-GAAP Financial Measures Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. License, facilities management, and software hosting arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. Non-recurring license arrangements are assumed to renew as recurring revenue streams. Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.   Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including, but not limited to, reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period.   Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this presentation include, but are not limited to, statements regarding: Expectations regarding 2016 financial guidance related to revenue and adjusted EBITDA; Expectations regarding net new sales bookings; Expectations regarding Q1 2016 revenue; Expectations regarding CFS contribution and pro forma impact of excluding CFS; Expectations regarding full year pass through interchange revenues; and Expectations regarding other guidance assumptions.

Forward-Looking Statements All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, UP, BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with PAY.ON, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.